© 2008 Northern Trust Corporation
Service Expertise Integrity
NORTHERN TRUST
CORPORATION
September 9, 2008
Lehman Brothers
Global Financial Services Conference
Frederick H. Waddell
President &
Chief Executive Officer
EXHIBIT 99.1

Integrity Expertise Service

Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments with respect to litigation, other contingent liabilities and obligations, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results. These statements speak of Northern Trust’s plans, goals, targets, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2007 financial annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them. Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

Integrity Expertise Service

Today’s Agenda
Financial Overview
Current Topics of Interest
Strategic Overview:
Personal Financial Services
Corporate & Institutional Services
Northern Trust Global Investments

© 2008 Northern Trust Corporation Service Expertise Integrity Financial Overview

Integrity Expertise Service

Challenging Market Environment
COMPLEXITY
UNCERTAINTY
S&P 500: 37 notable daily moves from August 1, 2007 through
August 31, 2008
Global banks and brokerage firms continue writedowns of
securities, raising capital and evaluating business models
“Now that U.S. imports are contracting in real terms…the
developed economies are, at the very least, teetering on
recession … [and] growth in developing economies is being
adversely affected.”
”When the U.S. ‘Catches a Cold,’ So Does the Rest of
the World.” Northern Trust Global Economic Research, August 15, 2008
“The European Central Bank remains concerned that high
inflation rates will become entrenched and US inflation data this week showed consumer prices rising at the fastest rate since
January 1991.”
“Surge for the Dollar as Global Fears Rise.”
Financial Times.
August 15, 2008
The environment beginning in the summer of 2007 and continuing today has been characterized by uncertainty, complexity and
volatility.
VOLATILITY

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Challenging Market Environment Continued in 2Q 2008
Second
Quarter
2008
YTD
June
2008
S&P 500
EAFE*
KBW50
-3.2%
-2.1%
-24.9%
-12.8%
-17.3%
-32.4%
June 30
Year-over-
Year
-14.9%
-22.4%
-46.9%
*In terms of Local Currency, not US$.      **Source: Haver Analytics
Operating Earnings Per Share of S&P 500 Companies declined 29%
in Second Quarter 2008 vs Second Quarter 2007.**

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NTRS: Strong Performance in Second Quarter 2008
Northern
Trust:
*Excludes the impact of leveraged lease items recorded in Second Quarter 2008.  Please refer to the 2Q08 10Q for details.
Record revenues*, up 27% vs Second Quarter 2007
Record net income*, up 46% vs Second Quarter 2007
Completed 14
th
consecutive quarter of double-digit, year-over-year
growth in earnings per
share*
Completed 81
st
consecutive quarter of growth in common equity
Exceptional credit quality: nonperforming assets and reserve ratios improved versus Second Quarter 2007
Exceptional securities quality: 92% of securities portfolio rated triple-A
No securities or leveraged loan write-downs
Assets under custody declined 1% versus Second Quarter 2007, as compared with a 14.9% decline in the S&P 500
Assets under management declined 2% versus Second Quarter 2007

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Revenue Growth
8% - 10%
Positive
Operating Leverage
EPS Growth
10% - 12%
Return on Equity
16% - 18%
Annual Target
Met All Long-Term, Strategic Financial Targets in 2Q08
2
nd
Qtr
2008**
27.3%
+11.5
46.7%
24.8%
2
nd
Qtr
2007
11.4%
-1.4
21.1%
20.2%
3
rd
Qtr
2007
19.1%
+0.3
25.7%
19.5%
4
th
Qtr
2007*
25.4%
+2.5
26.0%
19.9%
*Excludes all VISA related items.  Please refer to the 2007 Annual Report and 10K and 1Q08 10Q for details.
**Excludes leasing charges.  Please refer to the 2Q08 Form 10Q for details.
1
st
Qtr
2008*
18.7%
+2.5
22.6%
19.9%

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Growth in Client Assets Consistently Outperforms the Market
Assets Under Custody $4.0 Trillion -0.5% -0.7% +16.7%
Global Custody Assets $2.0 Trillion +0.2% +4.6% +28.9%
Assets Under Management $751 Billion -3.5% -2.0% +12.1%
Assets at 5 Year
June 30, 2008 Last Qtr Last Yr CAGR
% Change Vs.
Equity Market Indices:
S&P 500 -3.2% -14.9% +5.6%
EAFE (local currency) -2.1% -22.4% +8.6%
Whether considered on a quarterly, annual or 5-year basis,
our asset accumulation rates consistently outperform the market.

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NTRS: 10
th
Largest Bank in the U.S. as of August 31, 2008
Ranked by Market Capitalization
253.7
217.0
165.5
118.1
98.1
57.3
31.4
30.6
24.7
23.0
14.1
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
15.
Citigroup
Bank of America
JPMorgan Chase
Wells Fargo
Wachovia
US Bancorp
Bank of New York
SunTrust
PNC Bank
State Street
Northern Trust
($ Bn)
As of June 30, 2007
177.9
104.1
79.3
49.6
47.2
42.6
40.6
33.8
25.5
17.7
7.7
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
19.
Citigroup
Bank of America
Wells Fargo
Wachovia
JPMorgan Chase
Bank One
US Bancorp
Fifth Third
FleetBoston
BB&T
Northern Trust
($ Bn)
As of Dec 31, 2002
138.7
134.0
103.4
100.0
55.5
39.6
33.5
29.3
24.9
17.7
1.
2.
3.
4.
5.
6.
7.
8.
9.
10.
Bank of America
JPMorgan Chase
Citigroup
Wells Fargo
US Bancorp
Bank of NY Mellon
Wachovia
State Street
PNC Bank
Northern Trust
($ Bn)
As of August 31, 2008

© 2008 Northern Trust Corporation Service Expertise Integrity Current Topics of Interest

Integrity Expertise Service
Top 20 Bank Source: FR Y-9C reports and SNL Financial
Revenue Stream
Revenue Stream – Dominated by Fee Income
74% of Total Revenues derived from Non-Interest Income in 2007.
Top 20 Bank average equaled 48%.
Differentiated, Conservative Business Model
Securities Portfolio
Securities Portfolio – High Quality and Short Duration
92% of Northern Trust’s total securities portfolio was composed of triple-A rated securities as of June 30, 2008.
91% of Asset-Backed Securities rated triple-A
Exposure to subprime Asset Backed Securities relative to the overall portfolio was minimal at ~2%
Total gross unrealized losses on the securities portfolio were $176 million
79% of Earning Assets and 75% of Interest-Bearing Deposit Liabilities re-price or mature within one year as of June 30, 2008.
Top 20 Bank average equals 52% and 45%, respectively.
Equity Market Impact
Equity Market Impact
A 10% rise or fall in overall equity markets causes an approximate, corresponding 4%
increase or decrease in Trust, Investment & Other Servicing Fees, and an approximate, corresponding 2% increase or decrease in Total Revenues

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Outstanding, Consistent Credit Quality
Top-tier credit quality.
Notably better than peer averages in each category.
*Peer group consists of the 20 largest U.S. Bank Holding Companies in terms of total balance sheet assets.
Source: SNL Financial
Peer*
Average NTRS
0.12%
501%
0.07%
1.47%
168%
1.43%
Non-Performing Assets
as a % of Loans
Loan Loss Reserve as a
% of Non-Performing Assets
Net Charge-Offs to
Average Loans
As of June 30, 2008

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Strong Capital Ratios Consistently Exceed…
9.7%
9.8%
9.7%
9.8%
11.0%
2004 2005 2006 2007 2Q08
…Regulatory “Well Capitalized” Guidelines.
13.3%
12.3%
11.9% 11.9%
11.7%
2004 2005 2006 2007 2Q08
6.9%
6.8%
6.7%
7.1%
7.6%
2004 2005 2006 2007 2Q08
Tier 1 Capital Ratio
Well Capitalized Guideline = 6%
Leverage Ratio
Well Capitalized Guideline = 5%
Total Risk Based Ratio
Well Capitalized Guideline = 10%

Integrity Expertise Service
Strong, Consistent Capital is a Differentiator
*Reflects legacy Bank of New York through Second Quarter 2007
Source: Based on Total Common Equity as reported by SNL Financial
Second Quarter 2008 was the 81
st
consecutive quarter – or 20+ years –
of increasing common equity dating back to 1988
Quarterly Change in Common Equity
Quarterly Increase Quarterly Decline
Northern Trust
2008
2008
1999
1999
2000
2000
2001
2001
2002
2002
2003
2003
2004
2004
2005
2005
2006
2006
1988
1988
Bank of NY Mellon*
Bank of America
Citigroup
Fifth Third
JPMorgan Chase
Mellon (legacy)
State Street
Wells Fargo
2007
2007

1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
6/30/08

Northern Trust

Integrity Expertise Service
Stable Credit Rating History
“A bank for all business cycles”
AA
AA-
A
Standard & Poor’s
Senior Debt Rating
S&P 500
Avg Fed Funds
Northern Trust
Corporation:
AA- Rating for
20+ Years
The Northern
Trust Company:
Upgraded to AA
on May 30, 2008

© 2008 Northern Trust Corporation Service Expertise Integrity Strategic Overview

Integrity Expertise Service
Client-centric and Highly Focused Business Model
Our Clients
Worldwide Operations & Technology
Government
Agencies
Taft-Hartley
Foundations /
Endowments /
Healthcare
Individuals
Privately
Held
Businesses
Pension Funds
Large Corporations
Investment
Management Firms
Insurance Companies
Families
Family
Foundations
Family Offices
Personal
Financial
Services
Corporate &
Institutional
Services
Northern Trust Global Investments

Integrity Expertise Service
Resisting the Temptation to Change Our Business Model
Credit Cards
Retail Banking
Consumer Finance
Venture Capital
Stock Transfer
DC Record Keeping
Investment Banking
Sub-Prime Mortgage Underwriting
Asset Backed Commercial Paper Conduits
Private Equity Bridge Financing
Discount Brokerage
American Depositary Receipts
While we do adjust our actions to align with prevailing conditions,
Northern Trust has resisted the temptation to change our business model or risk profile to capitalize on temporarily shifting cycles.
Businesses Northern Trust is NOT in:

© 2008 Northern Trust Corporation Service Expertise Integrity Personal Financial Services

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Personal Financial Services
Extensive Reach in High Growth Affluent Market
85 PFS Offices in 18 States
Over 50% of the U.S. millionaire market resides
within a 45-minute drive of Northern Trust offices.
Arizona
(8)
Florida
(25)
Illinois
(19)
Illinois
(19)
Colorado
(1)
Colorado
(1)
Nevada
(1)
Nevada
(1)
Missouri
(1)
Missouri
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
New York (1)
Connecticut (1)
Delaware (1)
Georgia
(1)
Georgia
(1)
Wisconsin
(1)
Wisconsin
(1)
Ohio
(1)
Ohio
(1)
Minnesota
(1)
Minnesota
(1)
Projected Annual
Household Growth Rates
2007 - 2012 by Household
Asset Size
7.1%
11.3%
15.5%
$1 - 5
MM
$5 - 200
MM
$200+
MM
Source: Claritas
Massachusetts (1)

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Personal Financial Services
Addressing Clients’ Complex Financial Goals
Integrated approach and comprehensive capabilities.
Grow Assets
Proprietary and Third-party
Investment Managers
Active Index Strategies
Alternative Investments
Manage Risk
Asset Diversification
Single-stock Concentration
Hedging Strategies
Stock Option Planning
Tax Liability Management
Tax Sensitive Investing
Tax Loss Harvesting
Investment Vehicle Selection
Liquidity Management
Deposit Services
Custom Lending
Short Term Cash
Management Vehicles
Building and
Managing Wealth
Protecting and
Transferring Wealth
Protect and Preserve Wealth
Wealth Transfer Planning
Customized Trust Solutions
Transition Wealth
Estate Settlement Services
Guardianship Services
Plan for Special Assets
Family Business
Manage Non-Financial Assets
Creating a Legacy
Reinforce Family Values
Family Education
Family Mission Statement
Advanced Wealth Transfer
Strategies
Establish a Charitable
Giving Tradition
Implement a Tailored
Philanthropic Strategy
Balance Charitable Giving with
the Financial Needs of the Family
Ensure Tax-Efficiency of
Philanthropic Vehicles

Integrity Expertise Service
Private Client Revenues
As a Percentage of Total Company Revenues,
Full Year 2007
Source: Company Fourth Quarter 2007 Earnings Release reports;  *Merrill Lynch percentage based on 2006 data
35%
30%
16%
12%
10%
10%
9%
5%
42%
Northern
Trust
Wachovia Citigroup Wilmington
Trust
Bank of
America
JP Morgan
Chase
Merrill
Lynch*
Goldman
Sachs
Bank of
NY
Mellon
Personal Financial Services
Our Focus on the Affluent Market is Unmatched

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Personal Financial Services
Significant Success in Growing Client Assets
$59
$73
$92
$98
$94
$88
$104
$110
$117
$135
$143
$148
$96
$121
$148
$163
$160
$151
$185
$209
$226
$282
$326
$332
PFS
Assets Under Management
($ Billions)
PFS
Assets Under Custody
($ Billions)
AUM CAGR:      9%
S&P 500 CAGR: 3%
AUC CAGR:  12%
S&P 500: 3%

© 2008 Northern Trust Corporation Service Expertise Integrity Corporate & Institutional Services

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Corporate & Institutional Services
Asset Servicing Solutions
Full array of capabilities to meet the needs of
sophisticated institutional investors.
Fund accounting
Transfer agency
Corporate secretarial
Trustee
Investment operations
outsourcing
Safekeeping
Settlement
Derivatives processing
Income collection
Corporate actions
Tax reclamation
Active
Quantitative
Investment outsourcing
Liability driven investing
Manager of managers
Hedge funds
Private equity
Transition management
Investment accounting
Reporting and valuation
Performance analytics
Risk monitoring and reporting
Trade execution analysis
Data warehouse
Cross-border pooling
Trade execution
Cash management
Securities lending
Foreign exchange
Commission management
Asset
Administration
Asset Processing
Asset Reporting
Asset
Enhancement
Asset
Management

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Corporate & Institutional Services
Strategically Positioned to Succeed in Three Dynamic Regions
North America
Europe,
Middle East & Africa
Asia Pacific
Abu Dhabi
Dublin
Toronto
London
Limerick
Amsterdam
Luxembourg
Guernsey
Melbourne
Singapore
Hong Kong
Bangalore
Beijing
Tokyo
Jersey
Chicago

Integrity Expertise Service
Corporate & Institutional Services
Strong Presence in Target Institutional Segments
Source: Pensions and Investments 21 January 2008 (US Pensions), 24 December 2007 (Foundations & Endowments),
28 May 2007 (Asset Managers); Pension Funds and Their Advisors, 2007 (UK Funds); Money Market Directory, 2007
(Healthcare Funds); Lipper Fitzrovia Dublin Fund Encyclopaedia, Administrators, 2006/2007; Lipper Fitzrovia Guernsey
Fund Encyclopaedia, Administrators, 2006/2007.
Fund Administration
Serves 27% of the Top 200 Asset
Managers in the world
#1 Provider of Offshore Private
Equity Fund Administration services
in Europe
Fund Administrator for more funds
in Ireland and Guernsey than any
other provider
Pension Plans
100 U.S. Corporate Plans 40%
200 U.S. Funds 40%
200 U.K. Funds 29%
Northern
Serves Of the Top
Public Funds / Taft-Hartley
Northern
Serves
Of the Top
25 Taft-Hartley Funds 40%
100 U.S. Public Funds 37%
U.K. Local Authority 30%
Foundations, Endowments,
and Healthcare
50 U.S. Foundations 30%
50 U.S. Endowments 26%
50 U.S. Healthcare Funds 36%
Northern
Serves
Of the Top

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Corporate & Institutional Services
Significant Success in Growing Client Assets
C&IS
Assets Under Custody
($ Trillions)
C&IS
Global Custody Assets
($ Trillions)
AUC CAGR:      13%
S&P 500: 3%
GCA CAGR:  28%
EAFE CAGR: 5%
$1.0
$1.1
$1.4
$1.5
$1.5
$1.3
$1.9
$2.3
$2.7
$3.3
$3.8
$3.6
$0.1
$0.2
$0.3
$0.4
$0.5
$0.5
$0.7
$1.0
$1.2
$1.7
$2.1
$2.0

© 2008 Northern Trust Corporation Service Expertise Integrity Northern Trust Global Investments

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Northern Trust Global Investments
Top Tier Investment Manager
Source: Pensions & Investments 2008 Special Report on Asset Managers, data as of December 31, 2007.
*Multi-manager Ranking Source: Cerulli Associates, 2005
10
th
Largest Manager Worldwide Institutional Assets
5
th
Largest Manager U.S. Institutional Tax-Exempt Assets
3
rd
Largest Manager Defined Benefit Assets
3
rd
Largest Manager Multi-Manager -
U.S. Institutional Assets*
Markets
Served
Rankings
4
th
Largest Manager Passive Domestic Indexed Equity
3
rd
Largest Manager Passive Domestic Indexed Bonds
3
rd
Largest Manager Passive International Indexed Securities
Investment
Strategy

Integrity Expertise Service
Northern Trust Global Investments
A World Class Investment Manager
$751.4 Billion
Assets Under Management as of June 30, 2008
A Diversified Asset Manager
$434 Billion
(58%)
Active
$276 Billion
(37%)
Quantitative
$41 Billion
(5%)
Manager of Managers
Across Asset Classes Across Client Segments
$609 Billion
Institutional
$143 Billion
Personal
Across Styles
Equities
$294 Billion
(39%)
Fixed Income
$96 Billion
(13%)
Short
Duration
$350 Billion
(47%)
Other
$11 Billion
(1%)

Integrity Expertise Service
Northern Trust Global Investments
Positioned for Global Growth
Netherlands United
Kingdom
United States
(85 PFS Offices)
Japan
RBS/
Mitsubishi/
Resona
Trust
Ireland
Pensco
Hong
Kong
Nordics
Nordea
Singapore China
France
Groupama
Northern Trust Offices
Institutional Distribution Agreements
Thailand
Bangkok
Bank
Canada
Scotia
McLeod
United States
Investment Only
(10 Distributors)
Extensive presence through worldwide
client base and distribution relationships.
Taiwan New York
Melbourne
Abu
Dhabi

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Northern Trust Global Investments
Significant Success in Growing Client Assets
$197
$233
$292
$326
$320
$303
$479
$572
$618
$697
$757
$751
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 6/30/08
Assets Under Management
($ Billions)
12/31/97 to 6/30/08 CAGR
Northern Trust 14%
S&P 500 3%
Acquired $75 of
Index Assets

Integrity Expertise Service
Northern Trust: Well Positioned for Success
Attractive Demographic Markets
Focused and Conservative Strategy
Client Centricity
Consistent Leadership and Philosophy
Excellence in Execution
Success Due to Enduring Principles and Strategies:

© 2008 Northern Trust Corporation
Service Expertise Integrity
NORTHERN TRUST
CORPORATION
September 9, 2008
Lehman Brothers
Global Financial Services Conference
Frederick H. Waddell
President &
Chief Executive Officer